UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2012 (January 16, 2012)

GEORGIA GULF CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-09753	58-1563799
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Perimeter Center Place, Suite 460
Atlanta, GA	30346
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 395 - 4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01               Regulation FD Disclosure.

On January 16, 2012, Georgia Gulf Corporation (the “Company”) issued a press release in connection with its response to an unsolicited, non-binding proposal received from Westlake Chemical Corporation.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by this reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01               Financial Statements and Exhibits.

(d)             Exhibits.

Number	Exhibit

99.1	Press release, dated January 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA GULF CORPORATION

	By:	/s/ Gregory C. Thompson
Name: Gregory C. Thompson
Title: Chief Financial Officer

Date: January 17, 2012

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	Press release, dated January 16, 2012.